Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events [Text Block]

Note 23: Subsequent events

(a) On January 9, 2024, the Company issued 1,318,623 RSU's to directors, officers, and employees. The RSU's were issued in accordance with the Company's LTI plan (note 16b), with a Black Scholes fair value of $0.80 per RSU, one third vesting annually on the anniversary and paid out as fully paid shares. The Company also approved 235,080 RSU's to directors vesting quarterly in 2024. In addition, 70,000 share purchase options, vesting over 18 months with a Black Scholes fair value of $0.25 per option was issued to a consultant.

(b) On January 31, 2024, the company issued 273,542 RSU's to directors, officers, and employees. The RSU's were issued in accordance with the Company's LTI plan (note 16b), which vested on the same day and paid out as fully paid shares.

(c) On February 2, 2024, the Company issued 75,000 share options to a contractor, vesting over 18 months and having a Black Scholes fair value of $0.19 per share option at the time.

(d) On February 29, 2024, the Company, and its joint operation partner Newmont Corporation ("Newmont"), through their respective subsidiaries, closed a transaction whereby the Company acquired 100% control of the joint operation interests, the Éléonore South project, consolidating these properties into the Company's portfolio. As part of the transaction, the Company acquired 30,392,372 shares of Sirios Resources Inc. from Newmont which represented a 10.98% share at the time.

(e) On March 12, 2024, the Company closed the sale of 5,450,000 common shares of Dolly Varden at $0.735 per Share for gross proceeds of $4,006.